UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Pacific Advisors Fund, Inc.

Shareholder Meeting  –  October 27, 2010

BROADRIGE SERVICE CENTER (866) 586-0633

GREETING:

Hello, is Mr./Ms.                    available please?

Hi Mr./Ms.                                     , this is                  and I am calling regarding the Pacific Advisors Funds. Recently, we sent you proxy materials for the upcoming Special Meeting of Shareholders to be held on October 27th, 2010. The Fund’s Board of Directors is recommending that you vote in favor of the proposals. We have not received your proxy.   It may be in the mail; but we are hoping that you might be able to spare a few minutes now to vote your proxy by telephone. We would like to contact the proxy specialists by conference call. They are authorized to accept your voting instructions over the phone. Would that be acceptable?

[call a Broadridge Proxy Service Center specialist at 1-866-586-0633]

The text below is the message that the Broadridge Proxy Services Center specialist will follow:

Would you like to vote along with the recommendations of the Board?

For the record, would you please state your full name and mailing address?

Are you authorized to vote on all shares?

Again, my name is                              , a proxy voting specialist on behalf of Pacific Advisors Fund..  Today’s date is           and the time is             (am/pm) Eastern Time.

Mr./Ms.                                 , I have recorded your [FAVORABLE / AGAINST / ABSTAIN] vote for all of your Pacific Advisors Fund, Inc. accounts and will be sending you a written confirmation for each.  If you wish to make any changes, you may contact us by calling 1-866-586-0633. Thank you very much for your participation and have a great day/evening.

IF SHAREHOLDER DID NOT RECEIVE PROXY MATERIALS:

I can resend the materials to you.  If we email the materials, you will be able to cast your vote electronically.  We will not use your email address for any purpose other than to send you these proxy materials.  Do you have an email address to which this can be sent?

(If YES; enter the email address in the notes and read it back phonetically to the shareholder)

(If NO)

Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. (For re-mail) You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material.

If, for any reason, the shareholder is not interested in the conference call, or if once on the call, the shareholder is resistant to continue:

I am sorry for the inconvenience.  Thank you again for your time today, and have a wonderful day/evening.

If your call is rolling to an ANSWERING MACHINE, please leave the following MESSAGE:

Hello, this is                and I am calling on behalf of Pacific Advisors Fund. You should have received their proxy material in the mail concerning the Special Meeting of Shareholders to be held on October 27th, 2010.

Your participation is very important.  Your proxy vote has not been received; we are hoping that you might vote over the telephone. I would be happy to assist you in setting up a conference call with a proxy voting specialist. Please call me today/tomorrow at xxx-xxx-xxxx. Or, you could call the number directly: That’s toll-free at 1-866-586-0633. A proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders.

Thank you very much.

FYI: callers to Broadridge Proxy Services Center will hear the following messages if their calls are received during non-business hours, or they are placed on hold, or are received after the Shareholder Meeting.

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center for Pacific Advisors Fund, Inc.  Our offices are now closed.  Please call us back during our normal business hours  which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM  Eastern Time.  Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center for Pacific Advisors Fund, Inc. Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center for Pacific Advisors Fund, Inc. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your Pacific Advisors Fund, Inc, please contact your Financial Advisor or call Pacific Advisors Fund, Inc. at 1-800-282-6693. Thank you for investing with the Pacific Advisors Fund, Inc.

[Reminder letter to beneficial owners]

PACIFIC ADVISORS FUNDS

Pacific Advisors Funds recently contacted you regarding a Special Meeting of Shareholders to be held on October 27, 2010. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Meeting as scheduled.

1-866-586-0633

Voting is

very important.

Please vote now to be sure your vote is received in time for the October 27, 2010

Special Meeting of Shareholders.

Pacific Advisors Funds has made it very easy for you to vote.  Choose one of the following methods:

•                  Speak to a live Proxy Specialist by calling the number above.  We can answer any of your questions and record your vote. (open: M-F 9:30am – 9pm, Sat 10am – 6pm ET)

•                  Log on to the website noted on your proxy card and enter your control number printed on the card, and vote by following the on-screen prompts.

•                  Call the phone number on the proxy card and enter the control number printed on the card and follow the touchtone prompts.

•                  If you cannot locate your proxy card, call the number above to request an email with proxy materials so you can vote electronically.

Voting takes only a few minutes.

PLEASE VOTE TODAY.

[Adjournment letter to beneficial owners]

PACIFIC ADVISORS FUNDS

Recently we sent you proxy material regarding the Special Meeting of Shareholders on October 27, 2010.   Due to insufficient votes, the meeting has been adjourned to xxx xx, 2010.  The Fund’s records indicate that we have not received your important vote.  We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Meeting on xxx xx, 2010.

1-866-586-0633

Voting is

very important

 for your investment and the operation of the Fund.

Please vote now to be sure your vote is received in time for the XXX XX, 2010 Adjourned

Special Meeting of Shareholders.

Pacific Advisors Funds has made it very easy for you to vote. Choose one of the following methods:

•                  Speak to a live Proxy Specialist by calling the number above. We can answer any of your questions and record your vote. (open: M-F 9:30am -9pm, Sat 10am – 6pm ET)

•                  Log on to the website listed on your proxy card, enter your control number located on your proxy card, and vote by following the on screen prompts.

•                  Call the toll-free touchtone voting number listed on your proxy card with your control number located on your proxy card and follow the touchtone prompts.

•                  Mail in your signed proxy card in the envelope provided.

•                  If you cannot locate your proxy card, call the number above to request an email with proxy materials. You can then vote by through the website, by telephone or by mail.

Voting takes only a few minutes.

PLEASE VOTE TODAY.

[Adjournment letter to registered owners]

PACIFIC ADVISORS FUNDS

Recently we sent you proxy material regarding the Special Meeting of Shareholders on October 27, 2010.   Due to insufficient votes, the meeting has been adjourned to xxx xx, 2010.  The Fund’s records indicate that we have not received your important vote.  We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Meeting on xxx xx, 2010.

1-866-586-0633

Voting is

very important

 for your investment and the operation of the Fund.

Please vote now to be sure your vote is received in time for the XXX XX, 2010 Adjourned

Special Meeting of Shareholders.

Pacific Advisors Funds has made it very easy for you to vote. Choose one of the following methods:

•                  Speak to a live Proxy Specialist by calling the number above. We can answer any of your questions and record your vote. (open: M-F 9:30am - 9pm, Sat 10am - 6pm ET)

•                  Mail in your signed proxy card in the envelope provided.

•                  If you cannot locate your proxy card, call the number above to request an email with proxy materials. You can then vote electronically, by telephone or by mail.

Voting takes only a few minutes.

PLEASE VOTE TODAY.